Exhibit 10.5

                                                         PROMISSORY NOTE

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 Principal              Loan Date        Maturity         Loan No           Call / Coll     Account             Officer    Initials
 $1,000,000.00          10-17-2002       10-16-2003       0000074064        O001 / 700      0015680163          M68
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
------------------------------------------------------------------------------------------------------------------------------------

Borrower:  CUSTOM PACK, INC. (SSN: 64-0756775)     Lender: SouthTrust Bank
           555 BAYVIEW AVE                                 Administration-Biloxi
           BILOXI, MS  39530                               854 Howard Avenue
                                                           Biloxi, MS  35930
                                                           (228) 436-8671

Principal Amount:$1,000,000.00 Initial Rate:4.750% Date of Note:October 17, 2002

PROMISE TO PAY. CUSTOM PACK. INC. ("Borrower") promises to pay to SouthTrust Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million & 00/100 Dollars ($1,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on October 16, 2003. In addition. Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning November 17, 2002, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the "base rate". The term "base rate" means the rate of interest designated by the Lender periodically as its Base Rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. The frequency of the rate change is further defined below in paragraph titled "VARIABLE RATE CHANGE FREQUENCY". Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.750% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 4.750% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations of as full satisfaction of a disputed amount must be mailed or delivered to: South Trust Bank, Administration- Biloxi 854 Howard Avenue, Biloxi, MS 35930.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 4.000% of the unpaid portion of the regularly scheduled payment or $5.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, at Lender's option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note. Upon default, the total sum due under this Note will bear interest from the date of acceleration or maturity at the variable interest rate on this Note. The interest rate will not exceed the maximum rate per permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     Payment Default. Borrower fails to make any payment when due under this Note.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

     Insecurity. Lender in good faith believes itself insecure.

     Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES: EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes subject to any limits under applicable law, Lenders' attorneys' fees and Lender's legal expenses whether or

                                 PROMISSORY NOTE
Loan No: 0000074064                 (Continued)                           Page 2
--------------------------------------------------------------------------------

not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here ____)

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Mississippi. This Note has been accepted by Lender in the State of Mississippi.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by Deed of Trust on property located at 555 Bayview Ave., Biloxi, MS recorded in Book 615, Page 595-601, being more particularly described therein; also secured by an assignment of accounts receivable and inventory dated March 9, 2001; with Commercial Guaranties executed by Frank Gutierrez, Anita Gutierrez, Brent Gutierrez and Clay Gutierrez;

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

FINANCIAL STATEMENTS. Until this loan is paid in full. Borrower will furnish to Lender, as soon as available but in any event within 120 days after the end of each fiscal year, Borrower's balance sheet and statements of income, cash flows and changes in capital for the fiscal year just ended, setting forth in comparative form the corresponding figures for the prior year, together with accompanying schedules and footnotes. If the financial statements were compiled or certified by a public accountant, Borrower will also furnish Lender the accountant's letter accompanying the financial statements. Borrower will furnish to Lender, as soon as available but in any event within 30 days after the end of the first three quarters of Borrower's fiscal year, Borrower's balance sheet and profit and loss statement for the quarter just ended. All financial reports provided to Lender will be certified in writing by the chief executive officer, chief financial officer, managing partner or comparable financial officer of Borrower to be true and complete to the best of his or her knowledge and belief and to have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the financial statements previously furnished to Lender or, if not so prepared, setting forth the manner in which the financial statements depart therefrom. Borrower will furnish Lender, within 30 days after Lender's request therefore, a copy of the federal income tax return most recently filed by Borrower. Borrower will cause each guarantor or endorser of this loan to furnish to Lender, within 30 days after Lender's request therefore, a current financial statement of such guarantor or endorser in form acceptable to Lender and a copy of the federal income tax return most recently filed by such guarantor or endorser.

OBLIGATION TO DEVELOP BUSINESS PLAN. Before approving this loan, Lender required Borrower to furnish Lender with financial statements and other information concerning the financial history and future prospects of Borrower's business. Lender requested and reviewed that information solely to enable it to make a decision whether to extend credit. Borrower understands that Lender has not necessarily approved Borrower's business plan and has not undertaken any duty or obligation to advise Borrower on business matters now or in the future. Lender is not a financial or business advisor, and Borrower will not look to Lender for business advice. Lender's role is solely that of a Lender, and Borrower's relationship with Lender is that of debtor and creditor. Lender expressly disclaims any fiduciary or other duties or obligations to Borrower except those expressly provided in the written loan documents signed by Lender.

NO ORAL AGREEMENTS. Lender's agreement to lend, Borrower's obligation to repay the loan, and all other agreements between Lender and Borrower have been reduced to writing. This instrument and the other documents signed concurrently with it contain the entire agreement between Lender and Borrower. Any prior conversations and discussions that Lender or Borrower may have had concerning the transaction are not binding unless reflected in the written loan documents. Borrower acknowledges that the loan documents reflect everything the Lender has agreed to do or not to do in connection with this transaction.

COMMERCIAL PURPOSES. Borrower intends to use the loan proceeds solely for business or commercial related purposes and under no circumstances will such proceeds be used for personal, family or household purposes.

ANNUAL THIRTY (30) DAY "CLEAN-UP". A condition of this loan is that draws and balances are subject to a thirty (30) day annual "clean-up" wherein the entire outstanding balance must be paid in full and result in a zero balance for at least a consecutive thirty (30) day period during the term of the loan.

VARIABLE RATE FREQUENCY. The interest rate change will occur each day the Index Rate changes. This change will not occur more often than once each day.

IMPORTANT NOTICE REGARDING ESCROW ACCOUNTS. This is to advise that Lender does not escrow funds for the payment of Property Taxes and Hazard Insurance. Payment of Property Taxes and Hazard Insurance are the responsibility of the customer.

SPECIAL PROVISION. Cash transfers between Custom Pack and Global Seafood Technologies (the holding company) will be limited to those required to satisfy tax liabilities created by Custom Pack's operations. No other transfers between Custom Pack and the holding company or any of its subsidiaries will be allowed.

   An exhibit, titled "SPECIAL PROVISION, " is attached to this Note and by this reference is made a part of this Note just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Note.

PRIOR NOTE. Revolving Note dated 01/23/2001 in the original amount $2,488,759.87 from Custom Pack, Inc. to SouthTrust Bank.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: SouthTrust Bank, Administration-Biloxi, 854 Howard Avenue, Biloxi, MS 35930

GENERAL PROVISIONS Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

                                 PROMISSORY NOTE
Loan No: 0000074064                 (Continued)                           Page 3
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PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF
THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.
BORROWER:


CUSTOM PACK, INC.


By: /s/ Brent Gutierrez, President
   ------------------------------------------------
   Brent Gutierrez, President of CUSTOM PACK, INC.

                                                       SPECIAL PROVISION

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 Principal              Loan Date        Maturity         Loan No           Call / Coll     Account             Officer    Initials
 $1,000,000.00          10-17-2002       10-16-2003       0000074064        O001 / 700      0015680163          M68
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
------------------------------------------------------------------------------------------------------------------------------------

Borrower:  CUSTOM PACK, INC. (SSN: 64-0756775)     Lender: SouthTrust Bank
           555 BAYVIEW AVE                                 Administration-Biloxi
           BILOXI, MS  39530                               854 Howard Avenue
                                                           Biloxi, MS  35930
                                                           (228) 436-8671


--------------------------------------------------------------------------------

This SPECIAL PROVISION is attached to and by this reference is made a part of the Promissory Note, dated October 17, 2002, and executed in connection with a loan or other financial accommodations between SOUTHTRUST BANK and CUSTOM PACK, INC.

Cash transfers between Custom Pack and Global Seafood Technologies (the holding company) will be limited to those required to satisfy tax liabilities created by Custom Pack's operations. No other transfers between Custom Pack and the holding company or any of its subsidiaries will be allowed.

THIS SPECIAL PROVISION IS EXECUTED ON OCTOBER 17, 2002.


BORROWER:


CUSTOM PACK, INC.


By: /s/ Brent Gutierrez, President
   ------------------------------------------------
   Brent Gutierrez, President of CUSTOM PACK, INC.